UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

AXA Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1290 Avenue of the Americas, New York, New York		10104
(Address of principal executive offices)		(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 1, 2018, AXA Financial, Inc. (“AXF”) merged with and into its direct parent, AXA Equitable Holdings, Inc. (“AEH”), with AEH continuing as the surviving entity (the “Merger”). This Current Report on Form 8-K is being filed in connection with the Merger.

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2018, AEH, AXF and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), relating to 7% Senior Debentures due 2028 of AXF (the “Securities”), issued pursuant to the Fourth Supplemental Indenture, dated as of April 1, 1998, between AXF and the Trustee, to the Indenture (the “Indenture”), dated as of December 1, 1993, between AXF (formerly known as The Equitable Companies Incorporated) and the Trustee (as ultimate successor to Chemical Bank). Pursuant to the Fifth Supplemental Indenture, AEH assumed AXF’s obligations under the Securities and the Indenture, as supplemented. As of September 30, 2018, there was $350,000,000 aggregate principal amount of the Securities outstanding.

The foregoing description of the Fifth Supplemental Indenture is qualified in its entirety by reference to the Fifth Supplement Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference into this Item 1.01. The Indenture and the Fourth Supplemental Indenture were previously filed as Exhibits 4.2 and 4.3, respectively, to the Registration Statement on Form S-1 of AEH, File No. 333-221521.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
4.1	Fifth Supplemental Indenture, dated as of October 1, 2018, among AXA Equitable Holdings, Inc., AXA Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE HOLDINGS, INC.

Date: October 1, 2018	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Executive Vice President, General Counsel and Secretary